Exhibit 10.1

COMMUNITY REDEVELOPMENT INC.

CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED this 22nd day of December, 2020 COMMUNITY REDEVELOPMENT INC. an Oklahoma corporation (“Company”), promises to pay our current CEO CHARLES ARNOLD, (“Holder”), or its registered assigns, in lawful money of the United States of America the principal sum of USD $38,041.93 (Thirty-Eight Thousand, Forty-One dollars, 93 cents), by the maturity date. There shall be no interest levied against amount due, and this Note is callable at any time, or upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by Holder or made automatically due and payable in accordance with the terms hereof. The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

1.              Interest. There shall be NO interest upon this Convertible Note.

2.              Convertibility Feature. This Note, may, at the sole discretion of the Holder, be convertible into common shares of the company’s stock for the amount then due. The conversion mechanics shall be according to market price on the day of conversion, with no discounts thereto.

3.              Prepayment. Company may prepay this Note in whole or in part at any time upon its sole discretion.

4.              Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a)            Failure to Pay. The Company shall fail to pay when due any principal or interest payment on the due date hereunder;

(b)           Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

(c)            Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

5.              Rights of Holder Upon Default. Upon the occurrence or existence of any Event of Default (other than an Event of Default described in Sections 3(b) or 3(c)) and at any time thereafter during the continuance of such Event of Default, Holder may, by written notice to the Company, declare all outstanding Obligations payable by Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. Upon the occurrence or existence of any Event of Default described in Sections 3(b) and 3(c), immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.

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6.              Representations and Warranties of the Company. The Company represents and warrants to Holder that:

(a)            Due Incorporation, Qualification, etc. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of Oklahoma; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a Material Adverse Effect.

(b)           Authority. The execution, delivery and performance by the Company of this Note (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.

(c)            Enforceability. This Note has been, or will be, duly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(d)           Non-Contravention. The execution and delivery by the Company of this Note and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Company’s Articles of Incorporation or Bylaws (“Charter Documents”) or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound.

(e)           Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of this Note and the performance and consummation of the transactions contemplated thereby.

(f)            No Violation or Default. The Company is not in violation of or in default with respect to (i) its Charter Documents or any material judgment, order, writ, decree, statute, rule or regulation applicable to such Person; or (ii) any material mortgage, indenture, agreement, instrument or contract to which such Person is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a Material Adverse Effect.

7.              Representations and Warranties of Holder. Holder represents and warrants to the Company upon the acquisition of this Note as follows:

(a)           Binding Obligation. Holder has full legal capacity, power and authority to execute and deliver this Note and to perform its obligations hereunder. This Note is a valid and binding obligation of Holder, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(b)           Securities Law Compliance. Holder has been advised that this Note and the underlying securities have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Holder is aware that the Company is under no obligation to affect any such registration with respect to this Note or the underlying securities or to file for or comply with any exemption from registration. Holder has not been formed solely for the purpose of making this investment and is purchasing this Note for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. Holder has such knowledge and experience in financial and business matters that Holder is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Holder is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.

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(c)            Tax Advisors. Holder acknowledges that it has had the opportunity to review with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Note. Holder further acknowledges and agrees that Holder (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Note.

8.              Acceleration of Payment/Optional Conversion.

(a)            Automatic Conversion. In the event the Company consummates, prior to the Maturity Date an equity financing pursuant to which it sells shares of its Stock (the “Stock”) with the principal purpose of raising capital and with aggregate gross proceeds to the Company of at least $500,000 (the “Qualified Equity Financing”), then Holder may, at its sole option, (i) elect to have the Company pay to Holder the entire outstanding principal amount of and all accrued interest under this Note upon the consummation of the Qualified Equity Financing or (ii) elect to have the outstanding principal amount of and all accrued interest under this Note convert into shares of Stock on the same terms and conditions (except for price) as the other investors that purchase the Stock in the Qualified Equity Financing at a conversion price per share equal to the same price per share paid by the other investors that purchase the Stock in the Qualified Equity Financing.

Conversion Procedure. Should the Maturity date arrive, and full payment not having been repaid to Holder, at the exclusive option of Holder, shares common of the Company, issuable from Treasury shall be issued to him. Should said situation arise, the arithmetic conversion rate for said Treasury shares shall be the full amount of principle, calculated at the conversion rate of the then-market price with no discount thereto.

(b)           Delivery of Stock Certificate; No Fractional Shares. In the event of the conversion of this Note, the Company shall deliver to Holder not more than ten (10) Business Days after delivery by Holder of this Note to the Company a certificate representing the shares of Stock issued upon conversion of this Note and cash in lieu of any fractional shares pursuant to the next sentence. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest, Company shall round up to the next whole number.

9.              Successors and Assigns. Subject to the restrictions on transfer described in Sections 11 and 12

10.            below, the rights and Obligations of Company and Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

11.            Pari Passu Notes. Holder acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Note and all interest hereon shall be pari passu in right of payment and in all other respects to any other then bona fide debt holder.

12.            Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of Company and the Holder.

13.            Transfer of this Note or Securities Issuable on Conversion Hereof. Holder agrees that this Note and the securities issuable upon conversion of this Note may not be offered, sold, transferred or disposed of in any other way without the prior written consent of the Company. With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, Holder will give written notice to Company prior thereto, describing briefly the manner thereof, together, if requested, with a written opinion of Holder’s counsel, or other evidence if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, or other evidence, Company, as promptly as practicable, shall notify Holder whether or not Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to Company. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for Company such legend is not required in order to ensure compliance with the Securities Act. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of Company. Prior to presentation of this Note for registration of transfer, Company shall treat the registered Holder hereof as the owner and Holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and Company shall not be affected by notice to the contrary.

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14.            Assignment by Company. Neither this Note nor any of the rights, interests or Obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of the Holder.

(a)            Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, mailed or delivered to each party as follows: (i) if to Holder, at Holder’s address or facsimile number set forth on the signature page hereto, or at such other address as Holder shall have furnished the Company in writing, or (ii) if to the Company, at the following address or facsimile number (or at such other address or facsimile number as the Company shall have furnished to the Investors in writing):

Company:	Community Redevelopment Inc.
10370 USA Today Way
Miramar, Fla 33025

Holder:	Mr. Charles Arnold
20295 NE 29th Place #200
Aventura, Fla 33180
Charles@ComRede.com

All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, four days after being deposited in the mail; (c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt.

15.            Waivers. Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument

16.            Partial Invalidity. If at any time any provision of this Note is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Note nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

17.            Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Oklahoma, without regard to the conflicts of law provisions of the State of Oklahoma, or of any other state.

18.            Arbitration. In the event of any controversy among the parties hereto arising out of, or relating to, this Agreement, which cannot be settled amicably by the parties, such controversy shall be settled by Arbitration. Both sides shall choose a mutually agreed upon competent jurist from a short list and informal Arbitration shall commence as expeditiously as possible. Either party may institute such arbitration proceeding by giving written notice to the other party. A hearing shall be held by the Arbitrator within the state of Florida, and a decision of the matter submitted to the Arbitrator shall be biding and enforceable against all parties in any Court of competent jurisdiction. The prevailing party shall be entitled to all costs and expenses with respect to such arbitration, including reasonable attorneys' fees. The decision of the Arbitrator shall be final, binding upon all parties hereto and enforceable in any Court of competent jurisdiction. Each party hereto irrevocably waives any objection to the laying of venue of any such Arbitration action or proceeding brought and irrevocably waives any claim that any such action brought has been brought in an inconvenient forum. Each of the parties hereto waives any right to request a trial by jury in any litigation with respect to this agreement and represents that counsel has been consulted specifically as to this waiver.

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IN WITNESS WHEREOF, Company has caused this Note to be issued as of the date first written above.

Community Redevelopment Inc. By: /s/ Charles Arnold Charles Arnold, Dir., CEO AGREED AND ACCEPTED: By: /s/ Ronald Silver Ronald Silver, Dir., Chairman

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